UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2011

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21696	22-3106987
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e)   On June 23, 2011, the stockholders of ARIAD Pharmaceuticals, Inc. (the “Company”) approved, at the Company’s 2011 Annual Meeting of Stockholders, an amendment to the Company’s 2006 Long-Term Incentive Plan, as amended, to reapprove until the first stockholder meeting that occurs in 2016 the performance objectives and other applicable provisions of the plan for purposes of complying with Section 162(m) of the Internal Revenue Code.  A description of the terms and conditions of the 2006 Long-Term Incentive Plan, as amended, is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2011, under the heading “Proposal 2: Re-Approval of the Performance Objectives and Other Applicable Provisions Set Forth in Our 2006 Long-Term Incentive Plan, as Amended, for Purposes of Complying with Section 162(m) of the Internal Revenue Code of 1986, as Amended,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the actual terms of the plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

(a)   On June 23, 2011, the Company held its 2011 Annual Meeting of Stockholders.  Of 131,915,403 shares of common stock issued and outstanding and eligible to vote as of the record date of April 28, 2011, a quorum of 118,297,902 shares, or 89.68% of the eligible shares, was present in person or represented by proxy.

(b)   The following actions were taken at such meeting:

1.    The following nominees were reelected to serve on the Company’s Board of Directors as Class 2 Directors until the Company’s 2014 annual meeting of stockholders and until their successors are duly elected and qualified, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Jay R. LaMarche	74,316,144	846,583	43,135,175
Robert M. Whelan, Jr.	74,447,588	715,139	43,135,175
Norbert G. Riedel, Ph.D.	74,710,080	452,647	43,135,175

After the meeting, Athanase Lavidas, Ph.D. and Massimo Radaelli, Ph.D. continued to serve as Class 1 Directors for terms that expire at the 2013 annual meeting and until their successors are duly elected and qualified, and Harvey J. Berger, M.D. and Wayne Wilson continued to serve as Class 3 Directors for terms that expire at the 2012 annual meeting and until their successors are duly elected and qualified.

2.    The performance objectives and other applicable provisions set forth in the Company’s 2006 Long-Term Incentive Plan, as amended, were reapproved for purposes of complying with Section 162(m) of the Internal Revenue Code, based on the following votes:

73,866,819 votes for, 1,167,029 votes against, 128,879 votes abstaining and 43,135,175 broker non-votes.

3. The selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2011 was ratified, based on the following votes:

116,428,101 votes for, 1,611,838 votes against, 257,963 votes abstaining and no broker non-votes.

4.    The compensation of the Company’s named executive officers as disclosed in the proxy statement for the 2011 Annual Meeting of Stockholders was approved, on an advisory basis, based on the following votes:

73,696,242 votes for, 1,271,316 votes against, 195,169 votes abstaining and 43,135,175 broker non-votes.

5.    A stockholder advisory vote on the compensation of the Company’s named executive officers was recommended, on an advisory basis, to be held each year, based on the following votes:

51,347,547 votes for one year, 3,237,178 votes for two years, 20,040,194 votes for three years, 537,808 votes abstaining and 43,135,175 broker non-votes.

(d)      In accordance with Item 5.07(d) of Form 8-K, the Company will disclose the Company’s decision on the frequency of future stockholder votes on the compensation of the Company’s named executive officers in an amendment to this Form 8-K to be filed within 150 days of the meeting.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1+	ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan, as amended (incorporated by reference to Appendix A of the Definitive Proxy Statement of ARIAD Pharmaceuticals, Inc. filed on May 2, 2011)

(+) Management contract or compensatory plan arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President and Chief Financial Officer

Date:      June 23, 2011